Exhibit 10.35

AGREEMENT

This Agreement (“Agreement”) is entered into by and between Laboratory Corporation of America Holdings, a Delaware corporation having a place of business at 531 South Spring Street, Burlington, North Carolina 27215 (“LabCorp” and such entity, along with its Business Group (as defined below), may, in LabCorp’s discretion be collectively referred to as “LabCorp”), and LipoScience, Inc., a Delaware corporation having a place of business at 2500 Sumner Blvd., Raleigh, NC 27616 (“LipoScience”), effective as of the 28th day of September, 2012 (“Effective Date”).

WHEREAS, LipoScience has developed and is marketing the NMR LipoProfile® test, a clinical diagnostic tool;

WHEREAS, LipoScience has developed and is marketing for distribution the Vantera® Clinical Analyzer, which is capable of performing the NMR LipoProfile® test at qualified locations external to LipoScience;

WHEREAS, LabCorp is engaged in the business of providing laboratory testing services; and

WHEREAS, the purpose of this Agreement is to set forth the terms by which LabCorp will have certain tests performed by LipoScience and also LabCorp will have the ability to perform such testing of certain tests in its own facilities.

NOW, THEREFORE, in consideration of the mutual covenants exchanged herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, LabCorp and LipoScience hereby agree to be legally bound as follows:

1.	Definitions. For purposes of this Agreement, the terms below have the meanings set forth below. Additional terms are defined throughout the Agreement.

a)	“Applicable Service Fee” means as defined in Section 4 of this Agreement.

b)	“Business Group” means any (i) subsidiary wholly-owned by LabCorp, (ii) limited liability company, partnership, joint venture, or other similar entity of which LabCorp has common or related ownership interest, or (iii) licensed, clinical laboratory, or hospital laboratory, in each case ((i) - (iii)), managed or owned by LabCorp. For purposes of this Agreement, “managed by LabCorp” means that LabCorp has responsibility for the day-to-day operations of the laboratory including, but not limited to, authority to direct and control purchases of instrumentation, reagents, and associated products to which this Agreement relates.

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c)

“Change of Control” means (i) an event as a result of which the holders of the outstanding voting securities of LipoScience as of the Effective Date cease to own a majority of the outstanding voting securities of LipoScience; or (ii) the sale of all or substantially all of LipoScience’s intellectual property rights or other assets comprising the Test or the Vantera® Clinical Analyzer.

d)	“CLIA” means the Clinical Laboratory Improvement Amendments and the regulations issued thereunder.

e)	“CMS” means Centers for Medicare & Medicaid Services, which is a Federal agency within the U.S. Department of Health and Human Services.

f)	“Competitor of LabCorp” means a national full service clinical laboratory with U.S. annual revenues in excess of $[* * *].

g)	“Confidential Information” means any confidential information of or concerning a party or its Business Groups. Without limiting the foregoing and for illustrative purposes only,

(i)	All Test results and attendant information, nonpublic financial information, pricing, customer information, LabCorp SOPs and technical information, and other information furnished or disclosed to LipoScience by LabCorp and its Business Groups in connection with this Agreement shall be considered Confidential Information of LabCorp and its Business Groups, and

(ii)

All nonpublic information relating to the Test or the Vantera® Clinical Analyzer, including, without limitation, all of LipoScience’s protocols and standards for performance of the Test and the number of Tests performed by LipoScience, and any Vantera pricing terms, operating and performance results, design specifications, software specifications or assay algorithm information, all of which shall be considered Confidential Information of LipoScience.

h)	“Digital Specimen” means the NMR Spectral data collected from the NMR experiment on the physical specimen processed on the local Vantera® Clinical Analyzer.

i)	“Entity” means a person, corporation, partnership, association, limited liability company, unincorporated organization, firm, or other entity.

j)	“Lipid Panel Add-On” means a standard lipid panel assay which may be added to the Test at the request of the customer at no additional cost for Reference Testing Services. The addition of the Lipid Panel Add-On to the Test is subject to scientific and compliance approval and acceptance by LabCorp.

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k)	“NMR-specific CPT Code” means the CPT code that is assigned to the Test by the American Medical Association.

l)	“Services” means performance of Tests by LipoScience for LabCorp and its Business Groups.

m)	“Term” means the period beginning on the Effective Date and ending upon termination of this Agreement.

n)

“Test” means the NMR LipoProfile® test or any successor name or brand thereof used by LipoScience, which is a cardiovascular diagnostic test that uses nuclear magnetic resonance (NMR) spectroscopy to provide rapid, simultaneous and direct measurement of LDL particle number and size of LDL particles, as well as direct measurement of HDL and VLDL subclasses.

o)	“Trademarks” means those trademarks, service marks and applications listed on Exhibit A and used by LipoScience in connection with the Test.

p)

“Vantera® Clinical Analyzer” or “Vantera” means an NMR-based clinical analyzer IVD product used for processing of the NMR LipoProfile® test and other NMR-based assays by laboratories outside of LipoScience. Vantera automates specimen handling, sample preparation, data acquisition, and interfaces to the clinical laboratory.

2.	Reference Testing Services.

2.1	Performance of Services. LipoScience agrees to fulfill all orders received from LabCorp and its Business Groups for Tests to be performed and otherwise provide the Services as requested by LabCorp and its Business Groups.

2.2	Process.

a)

Sample Collection and Reporting of Test Results. When Tests are ordered, LabCorp’s patient service centers (PSCs) and courier networks will collect and forward samples to LipoScience for performance of the Services and reporting back to LabCorp. All samples will be collected and sent to LipoScience in accordance with LipoScience package insert for the Test. LipoScience will use commercially reasonable efforts to report Test results [* * *] from receipt of the order and applicable sample from LabCorp; provided, however, that such sample has been collected and shipped in accordance with the LipoScience package insert. LipoScience shall report the Test results to LabCorp and

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LabCorp will report the Test results to the ordering medical provider, unless otherwise required by applicable law or regulation or agreed by the parties. In the event tests other than the Test are ordered (in addition to the Test) on LabCorp’s requisition form, LabCorp will perform (or otherwise arrange for the performance of) such other tests and send LipoScience the applicable portion of such requisition form and appropriate sample in accordance with the LipoScience package insert for performance of the Services.

b)	Billing Payors. To the extent consistent with applicable law and existing agreements, LabCorp will invoice the appropriate payor and assume other billing activities for the Services. To the extent LabCorp is unable, under applicable law or existing agreements, to invoice the appropriate payor and assume other billing activities for the Services pursuant to the prior sentence.

(i)	LabCorp shall not be obligated to pay LipoScience an “Applicable Service Fee”, and LipoScience in its sole discretion may bill third parties for results derived from such specimens;

(ii)	LabCorp will use commercially reasonable efforts to provide to LipoScience all appropriate payor, billing and other information to enable LipoScience to bill the appropriate parties; and

(iii)	The parties agree to cooperate in good faith and make commercially reasonable efforts (including, but not limited to, modifying existing agreements) to transition such invoicing and billing activities to LabCorp on a State-by-State or payor-by-payor basis.

2.3	Changes. LipoScience shall use commercially reasonable efforts to provide a [* * *] day prior written notification to LabCorp of any changes to Test methodology, reference ranges, specimen type, interpretive comments or any other pertinent information relative to Tests performed by LipoScience.

2.4	Results. Unless otherwise required under applicable law or regulation, LipoScience will report all Test results to the location and personnel designated by LabCorp. LabCorp and LipoScience shall mutually agree upon the manner of such result transmission. Each of the parties will use commercially reasonable efforts to develop or modify an interface with LabCorp’s system to allow LabCorp to enter orders and receive results electronically; provided, however, that LipoScience shall not be required under this provision to provide to LabCorp any software programs, code or portion thereof or to incur any additional expenses related to such efforts.

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2.5	Utilization Reports. LipoScience will provide LabCorp utilization reports on a monthly basis in hard copy or by electronic mail in a mutually agreed upon format (including, without limitation, Test volumes and average turn-around time).

2.6	Adverse Circumstances. LipoScience shall immediately notify LabCorp of any events or circumstances, including, but not limited to, adverse weather conditions, common carrier delays, illness, breakdowns, accidents, or any other condition which may adversely affect LipoScience’s rendering of Services required under this Agreement.

2.7	Waste Disposal. LipoScience shall be solely responsible for the disposal of any medical or other waste generated in performance of the Services at LipoScience’s facilities.

2.8	Compliance with Laws. LipoScience agrees to comply with all applicable laws and regulations related to its obligations with respect to the Services and any commercially reasonable specific requirements of managed care plans or other third-party payors communicated by LabCorp to LipoScience from time to time. LabCorp will comply with all applicable laws and regulations related to its obligations with respect to the Services, including, but not limited to, the collection and mailing of all specimens and samples to LipoScience for performance of the Services and payor billing.

2.9	Non-Discrimination. All Services provided by each party hereunder shall be in compliance with all applicable federal and state laws prohibiting discrimination on the basis of race, color, religion, sex, national origin, handicap, veteran status or protected status.

2.10	Disclosure Requirements. If the Services to be provided by LipoScience hereunder are subject to the disclosure requirements of 42 U.S.C. 1395x(v)(1)(I), LipoScience, shall until expiration of four (4) years from the termination of the Agreement, make available, upon written request to the Secretary of Health and Human Services, or upon request to the Comptroller General, or any of their duly authorized representatives, a copy of this Agreement and the books, documents and records of LipoScience that are necessary to certify the nature and extent of the costs incurred under this Agreement through a subcontractor with a value or cost of $10,000.00 or more over a twelve (12) month period.

2.11	Medicare + Choice Provisions. LipoScience and LabCorp hereby agree that the provisions on Exhibit B are applicable to Services provided to Medicare + Choice Members.

2.12	Inspection Rights. Upon reasonable written notice and during normal business hours, LabCorp shall have the right to inspect LipoScience’s testing facilities for the purpose of verifying the existence of appropriate quality systems as required under applicable law or regulation or on some other reasonable basis.

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3.	LabCorp Testing Utilizing the Vantera® Clinical Analyzer.

3.1

License. During the Term of the Agreement and subject to the terms and conditions herein, including payment of the Applicable Service Fees set forth in Section 4 hereof, LipoScience hereby grants LabCorp a non-exclusive, nontransferable license to use in object code form only and as installed on the Vantera® Clinical Analyzer LipoScience’s proprietary software (“Vantera Software”) solely for use by LabCorp in connection with performance and reporting of Tests through use of the Vantera® Clinical Analyzer.

3.2

Restrictions. LabCorp shall use the Vantera® Clinical Analyzer and Vantera Software solely for the purposes of the performance and reporting of Tests as provided herein. LabCorp shall not copy, modify, distribute, disclose, sublicense or make derivative works of the Vantera Software or provide access to the Vantera® Clinical Analyzer or Vantera Software to any third party without the prior written consent of LipoScience. LabCorp shall not decompile, reverse engineer or otherwise attempt to obtain access to the source code for the Vantera Software. LipoScience (and its licensors and manufacturers) hereby reserve all rights in and to the Vantera® Clinical Analyzer and the Vantera Software, including all Test report formats, Trademarks and templates associated therewith, not expressly granted herein.

3.3

Consumables. Under the terms and conditions of this Master Agreement, LipoScience will provide to LabCorp as part of the cost per reportable, sufficient quantities of all consumables reasonably required to maintain calibration and control and process specimens (NMR LipoProfile® test) on the Vantera® Clinical Analyzer. These consumables are limited to the following:

[* * *]

Consumables not included under the terms and conditions of this Agreement:

[* * *]

LabCorp agrees to ONLY use those consumables provided by and / or approved by LipoScience in the operation, maintenance and servicing of the Vantera® Clinical Analyzer and the processing of the Test.

3.4	Access. LabCorp is permitted to conduct the NMR LipoProfile® test within its own facilities on the Vantera® Clinical Analyzer subject to any necessary updates.

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3.5	Personnel. LabCorp agrees to limit access of the Vantera® Clinical Analyzer within their facility to only those who have been trained in the operation and maintenance of the instrument.

3.6

Limitations of Use. LabCorp agrees to utilize the Vantera® Clinical Analyzer for the sole purpose of commercially processing the Test for clinical diagnostic purposes only and not for research purposes within their facility.

3.7

Digital Specimen. If requested by LabCorp, Laboratory Developed Test (“LDT”) results will be generated from the digital specimen acquired by the Vantera® Clinical Analyzer located within LabCorp’s facility by LipoScience at no additional charge.

3.8	Connectivity.

a)	LabCorp agrees to supply and maintain an independent high-speed connection for each Vantera® Clinical Analyzer to facilitate the bi-directional transmission of, but not limited to:

(i)	Spectrum Data – Generated by the Vantera® Clinical Analyzer within the LabCorp facility.

(ii)	Consumable Information – Transfer of consumable information generated by LipoScience to the Vantera® Clinical Analyzer.

(iii)	Billing Information – Generated by the Vantera® Clinical Analyzer to facilitate the generation of the cost per reportable report.

(iv)	Remote Diagnostic – View and retrieve data from the instrument in order to troubleshoot and resolve issues. Each remote diagnostics session is authorized and initiated by a LabCorp representative.

b)	LabCorp agrees to supply and maintain a VPN interface to facilitate the bi-directional transmission of, but not limited to, specimen orders and results associated with both digital and physical specimens being processed at LipoScience.

c)

LabCorp agrees to supply and maintain an interface to facilitate the bi-directional transmission of, but not limited to, specimen orders and results associated with specimens being processed internally on the Vantera® Clinical Analyzer. This interface shall provide the connection between the Vantera Data Concentrator and the facilities Laboratory Information System or Interface System (middleware).

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3.9	Ordering / Results Reporting. LabCorp agrees to maintain the current trade names as identified below throughout the Term of this Agreement. All requisitions and Test result reports containing these names and associated results generated by LabCorp or its Business Groups shall contain these names as identified. Any additional tests added during the Term of this Agreement which utilize NMR technology shall contain “NMR” or “by NMR” in the test name on any test requisition and / or result reports issued by LabCorp or its Business Groups.

a)	NMR LipoProfile

b)	Lipoprotein Analysis by NMR

c)	Lipid Cascade

d)	NMR LipoProfile w/ IR Markers

e)	Lipoprotein NMR w/ IR Markers

In the event that LipoScience changes the name or branding of any of the foregoing tests, LabCorp and its Business Groups shall use commercially reasonable efforts to promptly use and conform to such re-named or re-branded tests on all requisitions, marketing materials and test result reports containing such test names and associated results.

3.10	Non-Compete. LabCorp agrees that it will not use NMR technology from any other third party other than LipoScience for IVD or LDT tests during the Term of this Agreement.

3.11	Vantera® Clinical Analyzer Placements.

a)

Placement Criteria. LipoScience shall place a Vantera® Clinical Analyzer at qualified locations agreed upon by both LabCorp and LipoScience. [* * *] Notwithstanding the placement of Vantera® Clinical Analyzers in the facilities of LabCorp, no right, title or interest in such Analyzers shall pass to LabCorp other than the right to maintain and use the Analyzers during the Term of the Agreement in accordance with the terms and conditions of this Agreement.

b)

Maintain Instrument. LabCorp will use commercially reasonable efforts to evenly distribute the total daily testing across all Vantera® Clinical Analyzers at a given location. Furthermore, LipoScience reserves the right to remove any such analyzers at a LabCorp location if such location’s total Test volume decreases by [* * *] annually, such removal right exercisable [* * *] after receipt by LabCorp of notice to this effect. LabCorp will be responsible for the costs of any removal of a Vantera® Clinical Analyzer, which shall not exceed $[* * *], within the first three (3) years of placement; provided, however, that LipoScience shall have sole control over removal, including, but not limited

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to, selection of related service provider(s); provided, however, that any such removal shall occur with minimal disruption to LabCorp operations at the affected facility.

c)

Forecast and Placement Plan. LabCorp shall provide a twelve (12) month non-binding rolling “Forecast” and “Placement Plan” for Vantera® Clinical Analyzer and Tests. The Forecast should be updated quarterly and will be used to determine and plan for Vantera® Clinical Analyzer placement dates and locations.

d)

Availability. LipoScience shall use commercially reasonable efforts to make Vantera® Clinical Analyzers available within [* * *] days of approval for the most recent quarter of the Forecast and Placement Plan. Placements will be based on Vantera® Clinical Analyzer availability. LipoScience will in good faith maintain inventory based on accuracy of the twelve (12) month non-binding rolling Forecast.

e)

Site Requirements. Prior to the shipment and installation of a Vantera® Clinical Analyzer and during the Term of the Agreement in connection with the operation of the Vantera® Clinical Analyzer, LabCorp shall meet all Site Requirements as outlined in Exhibit C.

3.12

Inspection Rights. Upon reasonable notice and during normal business hours, LipoScience shall have the right to inspect and verify the use (including the number of Tests) and general maintenance of the Vantera® Clinical Analyzer within LabCorp’s facilities.

4.	Pricing.

4.1	Reference Testing Services. For Tests performed during and after 2012 the Applicable Service Fee is $[* * *] per Test for orders received from LabCorp.

4.2	LabCorp Testing utilizing the Vantera® Clinical Analyzer.

a)

For Tests performed during the 2012 calendar year and conditional upon Vantera® Clinical Analyzer availability, the Applicable Service Fee is $[* * *] per Test for Tests conducted on the Vantera® Clinical Analyzer in LabCorp facilities.

b)

For Tests performed during each calendar year after 2012, the Applicable Service Fee per Test will be the amount indicated in the column entitled “Applicable Service Fee in Following Year” for the appropriate row in the column entitled “Tier Discount Annual Test Volume”. The volume of Tests performed annually corresponds with the total

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number of Tests (combined Vantera® Clinical Analyzer and Reference Testing) that were in the prior calendar year based on orders by LabCorp and its Business Groups (the “Prior Calendar Year Test Volume”):

Tier	Tier Discount Annual Test Volume	Applicable Service Fee in Following Year
1	Up to [* * *] Tests	$	[	* * *]
2	Greater than [* * *] Tests	$	[	* * *]
3	Greater than [* * *] Tests	$	[	* * *]
4	Greater than [* * *] Tests	$	[	* * *]
5	Greater than [* * *] Tests	$	[	* * *]

c)	[* * *]

5.	Payments to LipoScience.

5.1	Service Fee.

a)	Reference Testing Service Fee. LabCorp will pay LipoScience a service fee equal to the Applicable Service Fee for each Test performed (except Tests which must be repeated on the same sample at the customer’s request for quality assurance reasons or Test results verification, and except Tests for which LabCorp does not invoice the appropriate payor and assume other billing activities as described in Section 2.2.b).

b)	Vantera® Clinical Analyzer. LabCorp will pay LipoScience a Service Fee equal to the Applicable Service Fee for each Test in accordance with Section 4.2.a) and b).

5.2	Reporting and Payment of Applicable Service Fees.

a)

Reference Testing Services. Within [* * *] days following the end of each calendar month, LipoScience will send LabCorp an itemized statement for the Applicable Service Fees payable for References Testing Services rendered. LabCorp agrees to remit payment to LipoScience for all undisputed amounts within [* * *] days after receipt of said statement and Test requisitions. In the event that LabCorp reasonably disputes an invoiced amount, to the extent commercially reasonable, LabCorp shall notify LipoScience within such [* * *] day period after receipt of the statement. The parties agree to promptly negotiate in good faith to resolve any such disputes relating to invoiced amounts, including referring such matter to senior management if not resolved in a timely manner. The statement must include the following information for Reference Testing Services (to the extent reasonably available to

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LipoScience) in paper format: the total number of Tests performed during such month, and for each such Test the patient name, accession number, draw date, and referring location. LipoScience will use commercially reasonable efforts to respond to requests from LabCorp for additional information relating to such disputed items.

Except as otherwise set forth in this Agreement, LipoScience shall look only to LabCorp for payment and shall not bill any patient or third party for Services provided hereunder, except where LipoScience is required by law to bill such patients or third party directly or by LabCorp’s prior written consent. In such cases, LipoScience will notify LabCorp and the parties will discuss the proper way to comply with applicable law.

b)

Vantera® Clinical Analyzer. Within [* * *] days following the end of each calendar month, LipoScience will send LabCorp an itemized statement per Vantera® Clinical Analyzer, per site for the Applicable Service Fees for those reported results rendered by LabCorp and its Business Groups on the Vantera® Clinical Analyzer(s) for the prior month. LabCorp agrees to remit payment to LipoScience for all undisputed amounts within [* * *] days after receipt of said statement. In the event that LabCorp reasonably disputes an invoiced amount, to the extent commercially reasonable, LabCorp shall notify LipoScience within such [* * *] day period after receipt of the statement. The parties agree to promptly negotiate in good faith to resolve any such disputes relating to invoiced amounts, including referring such matter to senior management if not resolved in a timely manner. The statement must include the following information for testing that utilizes the Vantera systems (to the extent available to LipoScience) in paper format: the total number of Tests performed during such month, accession number, LabCorp testing location and Instrument ID. LipoScience will use commercially reasonable efforts to respond to requests from LabCorp for additional information relating to such disputed items.

Except as otherwise set forth in this Agreement, LipoScience shall look only to LabCorp for payment and shall not bill any patient or third party for Services provided hereunder, except where LipoScience is required by law to bill such patients or third party directly or by LabCorp’s prior written consent. In such cases, LipoScience will notify LabCorp and the parties will discuss the proper way to comply with applicable law.

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5.3

Efforts. Except as set forth in Section 13 below, this Agreement shall not be construed to require (by implication or otherwise) any obligation on LabCorp and its Business Groups to request or perform any minimum number of Tests, or perform any minimum amount of effort in order to give rise to payments to LipoScience for Reference Service Testing. The parties agree that LabCorp is required to conduct the amount of testing required identified in Section 3.11 to qualify for Vantera® Clinical Analyzer installations.

5.4	No Other Payments. Except as specified in Section 4, no other royalties, service fees, license fees or other payments shall be due from LabCorp or its Business Groups in exchange for the rights granted or obligations assumed by LipoScience under this Agreement.

6.	Support.

6.1	Customer Service Telephone Support for Reference Service Testing. LipoScience shall provide LabCorp and its Business Groups with customer service telephone “hotline” support available 8:00 a.m. EST through 4:00 p.m. PST, Monday through Friday. Such telephone support shall be toll-free and adequately staffed at all times in order to ensure the prompt resolution of any and all reasonable customer service questions and issues of LabCorp. Such support shall be limited to technical questions on the format of the Test reports and compliance with Specimen Requirements. The hours of telephone support may be extended or reduced by mutual written agreement of the parties, and LipoScience agrees to make commercially reasonable efforts to accommodate any request by LabCorp to extend such hours due to market demand.

6.2	Customer Service and Support for Vantera® Clinical Analyzer. LipoScience will provide service for the Vantera® Clinical Analyzer to LabCorp subject to the terms and conditions set forth in Exhibit D.

7.

Restrictions. LabCorp agrees that it shall not duplicate, translate, modify, copy, printout, disassemble, decompile, reverse engineer, or otherwise tamper or attempt to tamper with the Vantera® Clinical Analyzer except for activities associated with maintaining and servicing the Vantera® Clinical Analyzer.

8.	Term; Termination.

8.1	Term. This Agreement shall become effective on the Effective Date and shall continue in effect for three (3) years, and will be automatically renewed thereafter for successive renewal terms of two (2) years each, until one party provides the other party with ninety (90) days written notice of termination prior to the applicable renewal date (which termination would be effective on the renewal date), or unless sooner terminated as provided in this Agreement.

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8.2	Termination. In addition to the rights of termination provided elsewhere in this Agreement, and without limiting any other rights or remedies available to a party, the Term of this Agreement may be terminated:

a)	By either party because of any breach of the other party hereto in discharging or performing its duties and obligations under this Agreement upon thirty (30) days prior written notice; provided, however, that if such defaulting party shall within the foregoing thirty (30) day period cure such default, then such notice of termination shall be of no effect;

b)	By LabCorp immediately upon written notice in the event that

(i)	[* * *], or

(ii)	[* * *];

c)	By either party immediately upon written notice in the event that: the other party ceases to function; a receiver is appointed for the other party; a court orders the seizure or suspension of the other party’s rights or properties; or the other party otherwise takes advantage of any bankruptcy or insolvency law;

d)	LabCorp may terminate this Agreement at any time upon ninety (90) days prior written notice in the event that [* * *]. Upon receipt of any such notice by LipoScience, the parties shall work in good faith to assess [* * *]. If upon the conclusion of such [* * *] period the parties are unable to reach an agreement, the parties shall submit such dispute for non-binding arbitration in the state of North Carolina in accordance with the Commercial Arbitration Rules of the American Arbitration Association.

8.3	Effect of Termination. The provisions of this Agreement which by their nature require performance following termination of this Agreement, including, without limitation, Sections 2.10, 9.3, 10, 11, 12, 16 and 21, shall survive termination of this Agreement for any reason. Upon termination of this Agreement upon request each party shall return to the other party such other party’s Confidential Information (including all copies, notes, summaries or other documentation incorporating Confidential Information), materials and property.

9.	Representations and Warranties.

9.1	Representations of LipoScience. LipoScience hereby represents to LabCorp that:

a)	NEITHER LIPOSCIENCE NOR ANY OF ITS EMPLOYEES, AGENTS OR OWNERS HAVE BEEN DEBARRED, SUSPENDED, DECLARED INELIGIBLE, OR EXCLUDED FROM MEDICARE/MEDICAID OR ANY OTHER FEDERAL OR STATE HEALTHCARE PROGRAM;

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b)	LipoScience is not a customer of LabCorp or, to its current knowledge, its Business Groups, and no physician or physician’s family member:

(i)	Shall receive or share directly or indirectly in the proceeds of this Agreement; or

(ii)	Except as set forth on Exhibit E attached hereto, has an interest in LipoScience’s business either directly or indirectly, through debt, equity, or otherwise. In such instances where a physician or physician’s family member has such an interest in LipoScience’s business, LabCorp and LipoScience shall work together to assure that such interest is not a violation of 42 CFR Part 411 (“Stark Regulations”) and any similar state or federal law or regulation;

c)	LipoScience’s employees who will be performing the Services under this Agreement possess the necessary skill, education, and training;

d)	Where required by any applicable state laws or regulations, LipoScience and its employees have the necessary federal and state licenses or certificates to perform the Services in a professional manner and are qualified to perform such Services, and LipoScience agrees to provide LabCorp with copies of such licenses or certificates upon written request;

e)	LipoScience shall complete and will thereafter maintain a commercially reasonable disaster recovery plan for the Test;

f)	This Agreement does not contravene or constitute a default or violation of any provision of applicable law or any agreement, commitment, or instrument to which LipoScience is bound;

g)	The Test protocol is currently kept confidential by LipoScience, and to the best of LipoScience’s knowledge and belief, is unknown to and unavailable to any third parties, other than third parties to which LipoScience has disclosed the Test protocol under an obligation of confidentiality;

h)

LipoScience represents and warrants that the Vantera® Clinical Analyzer provided to LabCorp shall not be adulterated or misbranded within the meaning of the U.S. Food, Drug, and Cosmetic Act. LipoScience warrants that during its applicable shelf life, the Vantera® Clinical Analyzer will conform to the Specifications in all material respects as set forth in the package insert. LipoScience warrants that the Vantera® Clinical Analyzer will conform to the labeling in all material respects which accompanies them; and

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i)

LipoScience represents and warrants that the practice of any technology or patents licensed hereunder as it relates to the Test or the Vantera® Clinical Analyzer is and will be free of any infringement of patents of other persons. LipoScience hereby represents and warrants that the use or placement of the Vantera® Clinical Analyzer covered by this Agreement is and will be free of any infringement of patents of other persons. This warranty against infringement does not apply if the infringement is caused by the use of the Test or the Vantera® Clinical Analyzer in combination with other products or in the operation of any process not provided by the labeling.

9.2	Representations of LabCorp. LabCorp hereby represents to LipoScience that:

a)	NEITHER LABCORP NOR ANY OF ITS BUSINESS GROUPS, EMPLOYEES, AGENTS OR OWNERS HAVE BEEN DEBARRED, SUSPENDED, DECLARED INELIGIBLE, OR EXCLUDED FROM MEDICARE/MEDICAID OR ANY OTHER FEDERAL OR STATE HEALTHCARE PROGRAM.

b)	LabCorp’s employees who will be:

(i)	Obtaining, handling and shipping the samples for Tests in accordance with package insert, and

(ii)	Selling or billing for the Test under this Agreement

possess the necessary skill, education, and training to do so;

c)	Where required by any applicable federal or state laws or regulations, LabCorp and its employees have the necessary federal and state licenses or certificates to obtain, handle and ship samples in a professional manner and are qualified to obtain, handle and ship samples, and LabCorp agrees to provide LipoScience with copies of such licenses or certificates upon written request; and

d)	This Agreement does not contravene or constitute a default or violation of any provision of applicable law or any agreement, commitment, or instrument to which LabCorp is bound.

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9.3	Limitation of Liability. EXCEPT FOR INDEMNIFICATION FOR THIRD PARTY CLAIMS OR BREACHES RELATING TO CONFIDENTIAL INFORMATION, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR INCIDENTAL, CONSEQUENTIAL, OR INDIRECT DAMAGES OF ANY KIND WHATSOEVER IN CONNECTION WITH THIS AGREEMENT.

10.	Indemnification.

10.1	Indemnification of LabCorp. LipoScience agrees to indemnify and defend LabCorp and its Business Groups and its officers, employees, and their respective successors, heirs and assigns (“LabCorp Indemnitees”), against any claim of liability, damage, loss or expenses (including reasonable attorney’s fees and expense of litigation) incurred by or imposed upon LabCorp Indemnitees or any one of them in connection with any third party claims, suits, actions, demands or judgments to the extent arising out of:

a)	The negligent or intentional acts of LipoScience, or

b)	Any breach of any provision of this Agreement by LipoScience; provided that:

(i)	LabCorp promptly notifies LipoScience of the claim in writing;

(ii)	LipoScience has sole control of the defense and all related settlement negotiations; and

(iii)	LabCorp provides LipoScience with the assistance, information and authority necessary to perform LipoScience’s obligations under this Section.

10.2	Indemnification of LipoScience. LabCorp agrees to indemnify and defend LipoScience and its officers, employees, and their respective successors, heirs and assigns (“LipoScience Indemnitees”), against any claim of liability, damage, loss or expenses (including reasonable attorney’s fees and expense of litigation) incurred by or imposed upon LipoScience Indemnitees or any one of them in connection with any third party claims, suits, actions, demands or judgments to the extent arising out of:

a)	The negligent or intentional acts of LabCorp, or

b)	Any breach of any provision of this Agreement by LabCorp; provided that:

(i)	LipoScience promptly notifies LabCorp of the claim in writing;

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(ii)	LabCorp has sole control of the defense and all related settlement negotiations; and

(iii)	LipoScience provides LabCorp with the assistance, information and authority necessary to perform LabCorp’s obligations under this Section.

11.	Insurance.

11.1	LipoScience. LipoScience hereby represents that is currently maintaining, and LipoScience agrees to continue to maintain, at its sole expense, during the Term, insurance as specified in Exhibit F attached hereto. LipoScience agrees that it shall either maintain continuous “claims made” coverage thereafter for a period of five (5) years or secure a five (5) year “tail” policy.

11.2

LabCorp. Upon delivery of the Vantera® Clinical Analyzers to any LabCorp facility, LabCorp shall assume and bear the risk of loss, theft and damage to such Analyzers, and LabCorp agrees to maintain, at its sole expense, during the Term, insurance to cover the replacement cost (including installation) of the Vantera® Clinical Analyzer in the event of a substantiated loss as specified in Exhibit G attached hereto.

12.	Confidentiality.

12.1	Confidential Information. Each party acknowledges that from time to time during the Term of this Agreement it may come into possession of certain Confidential Information of or concerning the other party. Each party agrees that, during the Term and for a period of ten (10) years thereafter, it shall not, directly or indirectly,

a)	Use the other party’s Confidential Information, or

b)	Disclose or otherwise make available to any third party any Confidential Information of the other party; except in each case as authorized by the other party under this Agreement or otherwise in writing. The obligations of this Section shall not apply to:

(i)	Information which is or becomes available to the general public through no fault of the receiving party;

(ii)	Information which has been disclosed to the receiving party by a third party not subject to an obligation of confidentiality to the disclosing party;

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(iii)	Information which was rightfully in the possession of the receiving party prior to disclosure by the disclosing party; or

(iv)	Information which was independently developed by the receiving party without the benefit of information received from the disclosing party.

12.2	Use of Name. Each party acknowledges that the other has a proprietary interest in its own legal and business name and reputation. Therefore, each party agrees that it shall not use the other’s name nor shall each party mention or describe this Agreement or its relationship with the other party in any press release, advertising, marketing, and promotional materials or other publications or materials without first obtaining the prior written approval from the other party; A violation of this paragraph shall be considered a material breach of this Agreement and the non breaching party shall be entitled to pursue any and all legal or equitable remedies, including an injunction, as a result of such breach.

13.	Marketing.

13.1	Availability. LabCorp agrees to:

a)	Make commercially reasonable efforts to make the Test available on its requisition (electronic / paper) to its clients; and

b)	Make commercially reasonable efforts to adequately stock supplies to support the ability to offer and conduct the Test.

13.2	Promotion. LabCorp agrees that:

a)	LabCorp marketing and sales personnel shall receive no lesser incentive(s) for selling and promoting the Test than for selling and promoting other products; and

b)	To the extent consistent with the Test package insert and peer-reviewed scientific, medical or laboratory publications, LabCorp shall use commercially reasonable efforts to help ensure that LabCorp’s technical publications mentioning, and clinical positioning of, the Test by LabCorp are consistent with its intended use and the accepted state of the art.

13.3

Marketing and Business Reviews. In accordance with a mutually agreed upon schedule, representatives from LabCorp’s and LipoScience’s sales and marketing teams will participate in quarterly review meetings to assess Vantera® Clinical Analyzer performance and performance relating to the activities set forth in this Agreement and discuss activities (including, but not limited to, sales, co-promotions, concepts, performance metrics, etc.) for mutually agreeable collaborative opportunities, including:

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a)	Quarterly corporate marketing and sales performance review; and

b)	Optional divisional business development review or activities.

13.4	Training.

a)	As determined by LabCorp, LabCorp’s web-based intranet site may include educational training about the Test [***].

b)	As determined by LabCorp, leader-led or written product training as it relates to the Test may be provided by LabCorp throughout the year and may be integrated into the new sales representative curriculum following LabCorp’s standard training procedures.

c)	LipoScience shall support LabCorp with clinical updates as reasonably appropriate. As determined by LabCorp, LabCorp may distribute updates to the LabCorp field sales force following LabCorp’s standard distribution and training procedures.

13.5	Messaging.

a)	As determined by LabCorp, LabCorp agrees to utilize and reference the clinical studies and clinical content concerning the Test as agreed upon by representatives from LabCorp’s and LipoScience’s sales and marketing teams.

b)	LipoScience will notify LabCorp of obsolete or FDA-recalled promotional materials or clinical content. LabCorp agrees to make commercially reasonable efforts to immediately (i) refrain from providing promotional materials that contain obsolete or FDA-recalled promotional materials or clinical content to its sales representatives and (ii) notify them to no longer distribute impacted material to customers. Upon reasonable request from LipoScience, LabCorp shall certify in writing the extent of its efforts to comply hereunder.

13.6	Marketing Warranties. LabCorp will use best efforts to ensure that LabCorp and its Business Groups and their respective employees, agents and representatives shall conduct all promotion, marketing and sales activities in connection with the Test in compliance with all applicable laws and regulations. Upon reasonable request from LipoScience, LabCorp shall certify in writing the extent of its efforts to comply hereunder.

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13.7	Trademarks / Branding. LabCorp shall use the LipoScience Trademarks (and any successor Trademarks thereof) to identify the Tests in its marketing, sales and promotion of the Tests. All such uses of the LipoScience Trademarks and the good will developed therein shall inure to the benefit of LipoScience. LabCorp will conduct its business and promote the Tests in conformity with good business practices. LabCorp will use best efforts to ensure that LabCorp will not engage in any deceptive, misleading, or unethical practices relating to its promotion, marketing, sale, performance or billing practices for the Tests. Upon reasonable request from LipoScience, LabCorp shall certify in writing the extent of its efforts to comply hereunder.

13.8	Collaborative Assistance. As determined by LabCorp, LabCorp will provide LipoScience with [***] to assist LipoScience in working with LabCorp.

13.9	Web and Interactive Education. At the discretion of LabCorp, LipoScience shall make available web based medical education initiatives for LabCorp representatives to promote to their customers.

13.10	LabCorp Sales Collateral. In recognition of LipoScience’s and LabCorp’s need to ensure that their respective marketing materials satisfy regulatory standards and internal branding guidelines, LabCorp agrees that any and all flyers, brochures, web pages, educational materials, and other documents, information or materials that LabCorp determines are to be co-branded (i.e., bearing LipoScience’s name, trademark, or otherwise indicating LipoScience as the source of the information, the service, or materials), shall not be distributed, posted, or otherwise made available to the general public or to third parties without LipoScience’s prior review and written consent, which consent shall not be unreasonably withheld.

13.11	Proactive Disclosure. In the event that LabCorp becomes aware of any use or creation of materials that violate its obligations under this Section 13, LabCorp shall promptly notify LipoScience and the parties shall collaborate in good faith to promptly terminate such non-compliant activity and ensure implementation of adequate corrective measures.

14.	Effective Time of Performance for Reference Service Testing. The parties agree that:

a)	The date on which the Entity performing the Test sends the Test result to the recipient shall be the applicable date upon which a Test shall be deemed to have been performed; and

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b)	The date on which LipoScience receives a Test request and the appropriate sample in accordance with the package insert shall be the applicable date upon which a Test shall be deemed to have been ordered from LipoScience.

15.	Prevention of Fraud, Waste and Abuse. The terms of this Agreement are intended to be in compliance with all federal, state and local statutes, regulations and ordinances applicable on the date the Agreement takes effect including, but not limited to, the Health Insurance Portability and Accountability Act of 1996, as amended, and its accompanying regulations (“HIPAA”), the Program Fraud Civil Remedies Act of 1986, the Deficit Reduction Act of 2005, the related Federal Civil False Claims Act and State False Claims Acts, and associated whistleblower protections. Each party represents for itself that it has written policies and procedures for detecting and preventing fraud, waste, and abuse and expects that test orders, services, supplies or materials provided hereunder are in accordance with the requirements of the applicable federal and state laws.

16.	Health Insurance Portability and Accountability Act (HIPAA). LabCorp represents that it is a Covered Entity under the Health Insurance Portability and Accountability Act of 1996 and its regulations (“HIPAA”). As such, LabCorp is required to make reasonable efforts to limit as necessary the disclosure of Protected Health Information (“PHI”) and electronic Protected Health Information (“ePHI”), as defined by HIPAA. To the extent that LipoScience has access to such PHI and ePHI while performing services, LipoScience will treat it as confidential information, as provided herein. LipoScience will not use PHI or disclose PHI to any third party except as required by law or to the extent reasonably required to carry out its obligations under LabCorp’s order, and will ensure that any such subcontractor agrees to restrictions and conditions no less restrictive than apply to LipoScience with respect to PHI and ePHI hereunder. LipoScience will use commercially reasonable safeguards to prevent the use or disclosure of PHI other than as provided under LabCorp’s order, and implement administrative, physical, and technical safeguards that are reasonably designed to protect the confidentiality, integrity, and availability of ePHI. LipoScience will notify LabCorp if it becomes aware of any use or disclosure of PHI in violation hereof or any failure of the foregoing safeguards that results in the unauthorized appropriation, use, disclosure, modification, or destruction of ePHI.

Furthermore, the parties agree to abide by the Business Associate Addendum attached hereto as Exhibit H.

17.	Further Assurances. LipoScience and LabCorp each agrees that it will perform all other acts and execute and deliver all other documents as may be necessary or appropriate to carry out the intent and purposes of this Agreement.

18.

Assignment and Benefit. In the event LipoScience sells or otherwise transfers all or substantially all of its assets comprising the Test or the Vantera® Clinical Analyzer to which this Agreement relates, LipoScience shall use reasonable commercial efforts to ensure that the assignee or purchaser assumes and agrees to perform all of LipoScience’s obligations under this Agreement.

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19.	Status of Parties. The Services will be rendered by LipoScience under this Agreement as an independent contractor. This Agreement creates no relationship of joint venturers, partners, or principal and agent between the parties. Neither LipoScience nor its employees or agents will be deemed to be employees or agents of LabCorp or any of its Business Groups and as such, LipoScience’s employees will not be covered under any of the benefit programs of LabCorp or its Business Groups, including, but not limited to, worker’s compensation. Further, neither party shall be authorized to act on behalf of, or otherwise bind the other party.

20.	Notices. Any notice contemplated or required or permitted to be given pursuant to the terms and provisions hereof shall be in writing and shall be sent by certified or registered mail to the parties at the addresses below, or such other address as either party hereto may hereafter designate in writing:

Vendor:	LipoScience, Inc.

2500 Sumner Blvd. Raleigh, NC 27616 Attention: Chief Operating Officer

with a copy to:	VP, General Counsel

LabCorp:	Laboratory Corporation of America Holdings

458 South Main Street Burlington, North Carolina 27215 Attention: Supply Chain Management

with a copy to:

LabCorp:	Laboratory Corporation of America Holdings

531 South Spring Street Burlington, North Carolina 27215 Attention: Law Department

21.	Governing Law. This Agreement, and any dispute or controversy arising out of or relating thereto, shall in all respects be governed by and construed according to the laws of the State of North Carolina (excluding its conflicts of law provisions).

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22.	Miscellaneous. This Agreement may be executed in counterparts in order to provide each party with a fully executed original hereof. Except as otherwise provided herein, this Agreement may not be changed, modified or amended except by an agreement in writing signed by both parties. The provisions of this Agreement are hereby deemed by the parties to be severable, and the invalidity or unenforceability of any one or more of the provisions of this Agreement shall not affect the validity and enforceability of the remaining provisions thereof. The waiver by any party to this Agreement of any breach or violation of any provisions of this Agreement by any other party hereto shall not operate as a waiver of any other breach. Titles and headings of sections of this Agreement are for convenience and reference only and shall not affect the construction of any provisions of this Agreement. All Exhibits attached hereto are hereby incorporated herein by reference. This Agreement reflects the complete understanding of the parties and constitutes their entire agreement regarding its subject matter, superseding all prior verbal or written negotiations, representations, agreements, understandings, and statements regarding the subject matter herein.

23.	Specific Performance. The parties agree that if there is a breach by LipoScience of its obligation to perform the Services as described under this Agreement, the damage to LabCorp could be substantial, although difficult to quantify, and money damages may not afford LabCorp an adequate remedy. Therefore, if any such breach occurs, in addition to any other remedies as may be provided by law, LabCorp shall have the right to specific performance of LipoScience’s obligations contained herein by way of temporary or permanent injunctive relief.

24.	Equal Employment Opportunity (EEO) Compliance. LabCorp is a government contractor subject to Executive Orders 11246 and 13496. In accordance with those Executive Orders, LabCorp incorporates by reference as if fully set forth herein, the contractual requirements of 45 C.F.R Sections 60-250.5, and 60-300.5, and 60-741.5 and 29 C.F.R. Part 471, Appendix A to Subpart A

Terms and Conditions set forth in the Agreement will apply to all Addendums and Exhibits secured under this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement by signature of their respective duly authorized representatives as of the Effective Date.

LABORATORY CORPORATION OF AMERICA HOLDINGS		LIPOSCIENCE, INC.

Signed By: /s/ Marianne Levandoski		Signed By: /s/ Lucy Martindale

Printed Name: Marianne Levandoski		Printed Name: Lucy Martindale

Title: VP, Strategic Sourcing & Procurement		Title: Chief Financial Officer

Date:	11-2-2012	Date:	9-28-2012

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Exhibit A

TRADEMARKS, SERVICE MARKS AND APPLICATIONS

LipoScience

LipoProfile

NMR LipoProfile

The Particle test

The Particle test by NMR

The Particle test by LipoScience

Manage Heart Disease Risk at the Source

LipoTube

Vantera

LipoScience and design

NMR LipoProfile and design

Elliptical offset design of logo alone

Scoop design

Swirl logo only

(and including any successor Trademark, Service Mark and Application thereof).

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Exhibit B

MEDICARE + CHOICE PROVISIONS

a)	LipoScience agrees to give LabCorp, HHS, the Comptroller General or their designees the right to audit, evaluate, and inspect books, contracts, records and other patient documentation for the period of four (4) years from termination of the Agreement or from the date of completion of any audit, whichever is later.

b)	LipoScience will safeguard the privacy of any information that identifies a particular Member. To this end, LipoScience will (i) release information from, or copies of, records only to authorized individuals; (ii) ensure that unauthorized individuals cannot gain access to or alter patient records; (iii) maintain Member records and information in an accurate and timely manner; (iv) ensure timely access by Members to the records and information that pertain to them; (v) ensure that original records are released only in accordance with Federal or State laws, court orders, or subpoenas; and (vi) abide by all Federal and State laws regarding confidentiality and disclosure for medical records, other health information, and member information.

c)	LipoScience agrees to provide services and access services under this Agreement in a manner consistent with professionally recognized standards of health care.

d)	LipoScience agrees that in no event, including, but not limited to, nonpayment by LabCorp, LabCorp’s insolvency or breach of this Agreement, shall LipoScience bill, charge, collect a deposit from, seek compensation, remuneration or reimbursement from, or have any recourse against Members of health plans or persons acting on their behalf for services provided pursuant to this Agreement. LipoScience agrees that this provision shall survive the termination of this Agreement regardless of the cause giving rise to termination and shall be construed to be for the benefit of the Member. This provision supersedes any oral or written agreement to the contrary now existing or hereafter entered into between the LipoScience and the Member or persons acting on Member’s behalf.

e)	Any services or other activity performed by LipoScience under the Agreement will be consistent and comply with all applicable Medicare laws, regulations, and CMS instructions, including all applicable requirements of the Medicare + Choice program. LipoScience shall comply with the Medicare + Choice appeals procedures, including the gathering and forwarding of information on appeals to the Medicare + Choice organizations for which LabCorp is a participating provider, as necessary.

f)	LipoScience acknowledges and agrees that the Medicare + Choice organizations for which LabCorp is a participating provider are obligated to oversee and be accountable to CMS for the services provided hereunder. To this end, performance of activities under the Agreement will be monitored on an ongoing basis by Medicare + Choice organizations for which LabCorp is a participating provider.

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g)	LipoScience understands that Medicare + Choice organizations may only delegate activities or functions in a manner consistent with the requirements set forth at 42 C.F.R. § 422.502(i)(4). To the extent that LipoScience further delegates services to be performed under the Agreement, such arrangements shall comply with all applicable Medicare + Choice program requirements.

h)	LabCorp agrees to render payment to LipoScience within 45 days of the receipt of invoice, provided that the invoice is accompanied by all information requested by LabCorp to invoice the responsible party and to report encounter data to the appropriate party.

i)	To the extent required by CMS, LipoScience agrees to submit to LabCorp encounter data for services rendered to Members, at least to the extent necessary to characterize the context and purposes of each encounter with a Member. Said encounter data shall be submitted by LipoScience in compliance with CMS requirements concerning timeliness and accuracy, including an attestation as to the accuracy, completeness and truthfulness of the encounter data. Medicare + Choice organizations for which LabCorp is a participating provider must certify to CMS that they are submitting accurate, complete and truthful encounter data to the best of their knowledge, information and belief.

j)	LipoScience acknowledges and agrees that payments that it receives from LabCorp for services rendered to Medicare + Choice Members are, in whole or in part, from Federal funds, and LipoScience is therefore subject to laws applicable to entities receiving federal funds, including, but not limited to, Title VI of the Civil Rights Act of 1964 as implemented by regulations at 45 CFR part 84; The Age Discrimination Act of 1975 as implemented by regulations at 45 CFR part 91; The Rehabilitation Act of 1973; The Americans With Disabilities Act; and all other laws applicable to recipients of Federal funds.

k)	LipoScience hereby represents and warrants that LipoScience and its employees providing services hereunder maintain full participation status with the Medicare program and are not excluded from participation in Medicare or any other governmental program. LipoScience represents and warrants that it shall not employ or contract with any individual or entity who is excluded from participation in Medicare under Section 1128 or 1128A of the Social Security Act. LipoScience shall notify LabCorp immediately in the event that LipoScience is excluded from participating under Medicare or any other governmental program.

l)	LipoScience shall cooperate with applicable activities of independent quality review and improvement organizations pertaining to services provided by LipoScience. LipoScience also agrees to comply with all applicable policies and procedures of the Medicare + Choice organization for which LabCorp is a participating provider, including medical policies, quality assurance programs and medical management programs.

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m)	If LipoScience is a physician and LabCorp suspends or terminates the Agreement, LabCorp agrees to provide written notice to LipoScience of the reasons for the action and of LipoScience’s right to appeal the action and the process and timing for requesting a hearing.

n)	This Agreement (to the extent it relates to Medicare + Choice Members during Phase One) may be terminated by either party without cause upon a sixty (60) day prior written notice to the other party.

LipoScience and LabCorp agree that in the event of a conflict between the terms of the Agreement and the terms of this Exhibit B, the terms of this Exhibit B will apply with respect to the services provided to the Medicare + Choice Members. The terms of the Agreement shall control in all other respects.

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Exhibit C

SITE REQIUIREMENTS

Environmental Characteristics

Room Temperature	[* * *]

Humidity	[* * *]

Altitude	[* * *]

Laboratory Size (Length x Width x Height)	[* * *]

Ventilation	[* * *]
Floor Vibration	Frequency	Max Single Peak Amplitude
	[* * *]	[* * *]
	[* * *]	[* * *]
	[* * *]	[* * *]
	[* * *]	[* * *]

Note:	The Vantera® Clinical Analyzer must be installed at least 25 feet from heavy machinery, elevators, loading dock equipment, subways, underground garages, etc.

Physical Characteristics

Size (Length x Width x Height)	[* * *]

Weight	[* * *]

Service Access Perimeter	[* * *]

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Electrical Specifications

Voltage	[* * *]

Current	[* * *]

Frequency	[* * *]

Power Connection	[* * *]

Note:

The Vantera® Clinical Analyzer should be plugged directly into a UPS, which is in turn plugged directly into facility power. Facility power must meet all building codes to ensure proper grounding of the device.

Other Connections

LIS Support	[* * *]

Connections	[* * *]
[* * *]
[* * *]

Laboratory Compressed Air	[* * *]
[* * *]

Filtered Air Supply	[* * *]

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Exhibit D

CUSTOMER SERVICE AND SUPPORT ADDENDUM

This Service Addendum (“Service Addendum”) to the Agreement (the “ Agreement”) between LipoScience®, Inc. hereinafter referred to as “Vendor” and Laboratory Corporation of America Holdings, (hereinafter referred to as “LabCorp”), at LabCorp’s option shall also refer to any or all of LabCorp’s Business Groups. This Addendum sets forth the terms and conditions upon which Vendor will provide equipment service to LabCorp. All other terms and conditions are set forth in the Agreement. In the event of a conflict between the Agreement and this Service Addendum, the Agreement shall control. The parties agree as follows:

1.	Scope of this Addendum. During the term of this Service Addendum the Vendor shall provide corrective service as defined in Section 4 of this Service Addendum in respect of the instrument(s) listed in Section 6 of this Service Addendum.

This Service Addendum covers the labor and the materials for maintenance, adjustments, repairs, and replacements of components as necessitated by normal use of the instrument, subsequent to certain actions on the part of the user, except as hereinafter provided.

This Service Addendum is included as part of the Agreement and as such there is not an independent Service Agreement.

2.	Terms and Conditions. The term of this Service Addendum shall commence upon execution of the Agreement and remain in effect until termination of the Agreement.

The Terms and Conditions of the Agreement will apply to this Service Addendum.

3.	Workman’s Compensation. Vendor shall maintain Workman’s Compensation insurance as may be required by law covering its employees who perform the services.

4.	Service Requirements.

Service Addendum Fee Schedule Includes:

a)	Toll free twenty-four (24) hour phone service, seven (7) days per week;

b)	Travel, Parts, Labor and Vendor Service expenses for equipment failure;

c)	[* * *] scheduled preventive maintenance visits per year. All parts and labor necessary to the operation of the equipment, and disposables needed to perform the preventive maintenance including verification of anti-virus software, will be furnished at no additional charge during a service call provided for by this Service Addendum. A Vendor service representative will contact LabCorp in advance to set a mutually agreeable date and time for each preventive maintenance visit;

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d)	Vendor will provide on-site field service response within [***] from dispatch of field personnel;

e)	An Operator Replaceable Spare Parts Kit as defined in Exhibit I will be provided at no charge and kept on site. It is the responsibility of LabCorp to secure the inventory and inform Vendor of restocking needs;

f)	Remote Diagnostics shall be available to LabCorp at no charge whenever functionality exists. LabCorp agrees to supply and maintain a high-speed internet connection to those units requiring such connectivity.

Service Costs Not Covered by this Service Addendum Fee Schedule:

a)	Performing routine tasks such as cleaning and user maintenance covered in the Vantera® Clinical Analyzer User’s Manual;

b)	Moving or reinstalling the instrument;

c)	Repairs required in reconditioning or altering the equipment;

d)	Modifications to the configuration of equipment;

e)	Supply of consumable items and material or work for refinishing the equipment;

f)	Work external to the equipment or related material (i.e. electrical, air, waste, etc.);

g)	Alteration of accessories, attachments or other devices not supplied by the Vendor or not listed in Section 6;

h)	Computers or peripherals not specifically covered in this Service Addendum;

i)	Repair of any personal computer or device used to interface the equipment not provided by the Vendor;

j)	Recovery of electronic data or the reconstruction of LabCorp’s data files as the Vendor is not providing remote data archiving services.

k)	Interface programming and support;

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l)	Repair of defects arising out of misuse, abuse, negligence, or causes beyond the Vendor’s control (e.g. act of nature beyond control, unstable power supply, lightning strikes, excessive dust, bugs introduced via computer networks).

5.

Responsibilities and Service Records. It remains the sole responsibility of LabCorp to ensure service and maintain the instrument in full compliance with all applicable laws and regulatory requirements and any instruction given in the Vantera® Clinical Analyzer manuals accompanying the instrument. By rendering services under this Service Addendum, Vendor supports LabCorp in the maintenance and service of the instrument by qualified and certified personnel. The Vendor will perform a post service qualification as directed by Vendor’s specifications after service or maintenance has been provided. It is LabCorp’s sole responsibility to carry out any additional performance qualification as necessary after a preventive maintenance or service intervention by the Vendor.

Each service intervention shall duly be documented in a service report. The service report may be signed by a responsible person of LabCorp, if available. If responsible person is not available copies of the service documentation will be left on site, additional copies will be provided, at LabCorp’s request by the Vendor.

LabCorp shall ensure that environmental, electrical and air supply conditions suitable for the instrument are maintained in accordance with the Vendor’s recommendations and will keep the instrument clean, and in good condition.

LabCorp shall immediately notify the Vendor if the instrument needs maintenance or is not operating correctly. The Vendor shall attempt to resolve the problem on the telephone or through a remote diagnostic connection with the instrument. If the problem cannot be resolved by means of such support, the Vendor will dispatch qualified personnel to resolve the problem on site.

LabCorp will provide the Vendor with full access to the instrument. LabCorp shall take all responsible precautions to ensure the health and safety of the Vendor’s staff while being on site, including ensuring the presence of a representative of LabCorp who is familiar with LabCorp’s premises and safety procedures.

Vendor shall perform corrective maintenance on receipt of respective notifications from LabCorp during the service period.

Prior to any shipment of repair parts or visit by the Vendor service representative, all pertinent diagnostic programs, tests, simple / basic troubleshooting must be performed and an accurate description of the fault / error provided by LabCorp.

All parts replaced or removed under this Service Addendum become the property of the Vendor and must be returned to the Vendor by LabCorp within 30 days or charges will occur.

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6.	Service cost(s). For such service LabCorp agrees to pay Vendor as delineated in the fee schedule in Attachment A. These fees are included as part of the Agreement and will be reviewed in conjunction with the Agreement review.

7.	Corrective Maintenance. Vendor will perform corrective maintenance to an out of service or “down” instrument at no charge to LabCorp during the term of this Service Addendum. Service will be provided by one of the following methods at the mutual agreement of LabCorp and Vendor:

a)	Telephone;

b)	Remote Diagnostic Service;

c)	Repairing the equipment on site;

d)	Replacing the instrument.

8.	Relocating equipment and associated services. If requested by LabCorp, the Vendor will move said equipment to another location. This includes decontamination, de-installation, packaging, shipment of instrument and all re-installation, calibration and validation of the above mentioned equipment. Only the Vendor shall be capable of moving said equipment with all costs associated with moving the said equipment borne by LabCorp. Upon request LipoScience will provide LabCorp a quote for such services. LipoScience will make every effort to complete these services within ninety (90) days.

9.

Performance. The Vendor shall guarantee LabCorp, sufficient instrument capacity such that LabCorp may complete the processing of specimens (NMR LipoProfile® test) consistent with the criteria in outlined Section 3.9, Vantera® Clinical Analyzer Placements.

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Exhibit E

PHYSICIANS OR PHYSICIANS’ FAMILY MEMBERS

WHO ARE STOCKHOLDERS OF LIPOSCIENCE

[* * *]

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Exhibit F

[* * *]

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Exhibit G

[* * *]

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Exhibit H

HIPAA BUSINESS ASSOCIATE ADDENDUM

This HIPAA Business Associate Addendum (“Addendum”) supplements and is made a part of the LipoScience, Inc. Master Agreement dated September 30, 2012 (“Agreement”) by and between Laboratory Corporation of America Holdings and LipoScience, Inc. (“Business Associate”), and is effective as of September, 2012 (the “Addendum Effective Date”).

WHEREAS, the parties wish to enter into or have entered into an Agreement whereby Business Associate will provide certain services to, for, or on behalf of Covered Entity involving the use or disclosure of Protected Health Information (“PHI”) as defined below, and pursuant to such Agreement, Business Associate may be considered a “Business Associate” of Covered Entity as defined below;

WHEREAS, Covered Entity and Business Associate intend to protect the privacy and provide for the security of PHI disclosed to Business Associate pursuant to the Agreement in compliance with the Health Insurance Portability and Accountability Act of 1996, Public Law 104-191 (“HIPAA”), the Health Information Technology for Economic and Clinical Health Act (“HITECH”), the Standards for Privacy of Individually Identifiable Health Information promulgated thereunder by the U.S. Department of Health and Human Services at 45 CFR Part 160 and Part 164 (the “Privacy Rule”), the Standards for the Security of Electronic Protected Health Information promulgated thereunder by the U.S. Department of Health and Human Services at 45 CFR Part 160, Part 162 and Part 164 (the “Security Rule”), and other applicable laws;

WHEREAS, the purpose of this Addendum is to satisfy certain standards and requirements of HIPAA, HITECH, the Privacy Rule, and the Security Rule, including, but not limited to, Title 45, Sections 164.504(e) and 164.308(b) of the Code of Federal Regulations (“CFR”), as the same may be amended from time to time;

NOW, THEREFORE, in consideration of the mutual promises below and the exchange of information pursuant to this Addendum, the parties agree as follows:

1.	Definitions.

a)	“Business Associate”, in addition to identifying one of the parties to this Addendum as set forth above, shall have the meaning given to such term under 45 CFR § 160.103.

b)	“Covered Entity”, in addition to identifying one of the parties to this Addendum as set forth above, shall have the meaning given to such term under 45 CFR § 160.103.

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c)	“Protected Health Information” or “PHI” means any information, whether oral or recorded in any form or medium, including paper record, audio recording, or electronic format:

(i)	that relates to the past, present or future physical or mental condition of an individual; the provision of health care (which includes care, services, or supplies related to the health of an individual) to an individual; or the past, present or future payment for the provision of health care to an individual; and

(ii)	that identifies the individual or with respect to which there is a reasonable basis to believe the information can be used to identify the individual, and

(iii)	that shall have the meaning given to such term under 45 CFR § 160.103, limited to the information created or received by Business Associate from or on behalf of Covered Entity.

d)	“Electronic Protected Health Information” or “EPHI” means PHI transmitted by, or maintained in, electronic media, as defined in 45 CFR § 160.103.

e)	“Individual” shall have the same meaning as the term “individual” in 45 CFR § 160.103 and shall include a person who qualifies as a personal representative in accordance with 45 CFR § 164.502 (g).

f)	“Required by Law” shall have the same meaning as the term “required by law” in 45 CFR § 164.103.

g)	“Secretary” shall mean the Secretary of the Department of Health and Human Services or his designee.

h)	“Security Incident” means the attempted or successful unauthorized access, use, disclosure, modification, or destruction of information or interference with system operations in an information system, as defined in 45 CFR § 164.304.

i)	“Breach of Unsecured PHI” means the unauthorized acquisition, access, use or disclosure of PHI that compromises the security or privacy of the PHI and that poses significant risk of financial, reputational or other harm to the individual, as defined in 42 U.S.C. § 13400 of HITECH.

2.	Rights and Obligations of Business Associate.

a)

Permitted Uses and Disclosures. Except as otherwise limited in this Addendum or the Agreement, Business Associate may use or disclose PHI to perform functions, activities, or services to, for, or on behalf of, Covered Entity as specified in the

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Agreement, provided that such use or disclosure would not violate the Privacy Rule if made by Covered Entity. In addition, Business Associate may use PHI to report violations of law to appropriate Federal and State authorities, consistent with 45 CFR § 164.502 (j) (1).

b)	Use for Management and Administration. Except as otherwise limited in this Addendum or the Agreement, Business Associate may use PHI received by Business Associate in its capacity as a Business Associate of Covered Entity for the proper management and administration of Business Associate, if such use is necessary for the proper management and administration of Business Associate or to carry out the legal responsibilities of Business Associate.

c)	Disclosure for Management and Administration. Except as otherwise limited in this Addendum or the Agreement, Business Associate may disclose PHI received by Business Associate in its capacity as a Business Associate of Covered Entity for the proper management and administration of Business Associate if:

(i)	The disclosure is Required By Law; or

(ii)	Business Associate obtains reasonable assurances from the person to whom the PHI is disclosed that it will be held confidentially and used or further disclosed only as Required By Law or for the purpose for which it was disclosed to the person, and

(iii)	The person notifies Business Associate of any instances of which it becomes aware in which the confidentiality of the PHI has been breached.

d)	Nondisclosure. Business Associate shall not use or further disclose PHI other than as permitted or required by this Addendum or as Required By Law.

e)	Safeguards. Business Associate shall use appropriate safeguards to prevent use or disclosure of PHI other than as provided for by this Addendum. In addition, from and after execution of this Addendum or April 21, 2005 (the compliance date for the Security Rule applicable to Covered Entity), whichever is later, Business Associate shall implement administrative, physical, and technical safeguards that reasonably and appropriately protect the confidentiality, integrity, and availability of the EPHI that it creates, receives, maintains, or transmits on behalf of Covered Entity.

f)

Reporting of Disclosures. Business Associate shall report to Covered Entity any use or disclosure of PHI not provided for by this Addendum of which Business Associate becomes aware. In addition, from and after execution of this Addendum, Business Associate shall report to Covered Entity any Security Incident or Breach of Unsecured PHI within seven (7) calendar days of the date

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on which Business Associate becomes aware of such Security Incident or Breach of Unsecured PHI. Notification to LabCorp of a Breach of Unsecured PHI must include a description of the Breach, the date and discovery of the Breach, the number of affected individuals, the type of unsecured PHI, a description of what Business Associate is doing to mitigate the breach, and contact information for the person making the notification including e-mail address and phone number. Notification of a Breach of Unsecured PHI must be submitted in writing to Covered Entity’s Privacy Officer by e-mail at privacyofficer@labcorp.com or by certified mail to:

Privacy Officer

Laboratory Corporation of America

531 South Spring Street

Burlington, North Carolina, 27215

g)	Business Associate’s Agents. Business Associate shall ensure that any agents, including subcontractors, to whom it provides PHI received from (or created or received by Business Associate on behalf of) Covered Entity agree to the same restrictions and conditions that apply to Business Associate with respect to such PHI. In addition, from and after execution of this Addendum or April 21, 2005 (the compliance date for the Security Rule applicable to Covered Entity), whichever is later, Business Associate shall ensure that any agent, including a subcontractor, to whom it provides EPHI agrees to implement reasonable and appropriate safeguards to protect it.

h)	Access to PHI. Business Associate shall make PHI available as directed by Covered Entity in accordance with 45 CFR § 164.524.

i)	Amendment of PHI. Business Associate shall make PHI available for amendment and shall incorporate any amendments to PHI as directed by Covered Entity in accordance with 45 CFR § 164.526.

j)	Access to Documentation for Accounting. Business Associate shall make available the information required to provide an accounting of disclosures of PHI in accordance with 45 CFR § 164.528.

k)	Internal Practices. Subject to any applicable legal privilege, and to the extent consistent with professional ethical obligations, Business Associate shall make its internal practices, books and records relating to the use and disclosure of PHI received from Covered Entity (or created or received by Business Associate on behalf of Covered Entity) available to the Secretary, for purposes of the Secretary determining Covered Entity’s compliance with HIPAA and the Privacy Rule.

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3.	Obligations of Covered Entity.

a)	Upon request, Covered Entity shall provide Business Associate with the notice of privacy practices that Covered Entity produces in accordance with 45 CFR § 164.520, as well as any changes to such notice.

b)	Covered Entity shall provide Business Associate with any changes in, or revocation of, permission by an Individual to use or disclose PHI, if such changes affect Business Associate’s permitted or required uses or disclosures.

c)	Covered Entity shall notify Business Associate of any restriction to the use or disclosure of PHI that Covered Entity has agreed to in accordance with 45 CFR § 164.522, if such restriction affects Business Associate’s permitted or required uses or disclosures.

4.	Term and Termination.

a)	Term. The Term of this Addendum shall become effective as of the Addendum Effective Date and shall terminate when all of the PHI provided by Covered Entity to Business Associate, or created or received by Business Associate on behalf of Covered Entity, is destroyed or returned to Covered Entity, or, if it is infeasible to return or destroy PHI, protections are extended to such information, in accordance with the termination provisions of this Section. The provisions of this Addendum shall survive termination of the Agreement to the extent necessary for compliance with HIPAA and the Privacy Rule.

b)	Material Breach. A breach by Business Associate of any provision of this Addendum, as determined by Covered Entity, shall constitute a material breach of the Agreement.

c)	Reasonable Steps to Cure Breach; Termination. If Covered Entity learns of a pattern of activity or practice of Business Associate that constitutes a material breach or violation of the Business Associate’s obligations under the provisions of this Addendum, then Covered Entity shall notify Business Associate of the breach and Business Associate shall take reasonable steps to cure such breach or end such violation, as applicable, within a period of time which shall in no event exceed thirty (30) days. If Business Associate’s efforts to cure such breach or end such violation are unsuccessful, Covered Entity may terminate the Agreement immediately upon written notice.

d)	Effect of Termination.

(i)	Except as provided in paragraph 2 of this Section 4(d), upon termination of the Agreement for any reason, Business Associate shall return or destroy all PHI received from Covered Entity (or created or received by Business Associate on behalf of Covered Entity) that Business Associate still maintains in any form, and shall retain no copies of such PHI. This provision shall also apply to PHI that is in the possession of subcontractors or agents of Business Associate.

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(ii)	In the event that Business Associate determines that returning or destroying the PHI is infeasible, Business Associate shall provide to Covered Entity notification of the conditions that make return or destruction infeasible, and shall extend the protections of this Addendum to such PHI and limit further uses and disclosures of such PHI to those purposes that make the return or destruction infeasible, for so long as Business Associate maintains such PHI. The obligations of Business Associate under this Section 4(d)(2) shall survive the termination of the Agreement.

5.	Change in Law or Regulation. The parties acknowledge that amendment of the Agreement may be required to ensure compliance with new standards and requirements of HIPAA, HITECH, the Privacy Rule, the Security Rule, and other applicable laws relating to the security or confidentiality of PHI. Upon Covered Entity’s request, Business Associate agrees to execute amendments as may be necessary for the continuing compliance with the aforementioned laws, as additional regulations are promulgated or become final and effective. Covered Entity may terminate the Agreement upon thirty (30) days’ written notice in the event Business Associate does not promptly respond to a request by Covered Entity to amend the Agreement pursuant to this Section, or Business Associate does not enter into an amendment to the Agreement providing assurances regarding the safeguarding of PHI that Covered Entity, in its sole discretion, deems sufficient to satisfy the standards and requirements of HIPAA, HITECH, the Privacy Rule, the Security Rule, or any other applicable laws relating to security and privacy of PHI.

6.	Independent Relationship. Nothing in this Addendum or Agreement is intended to create, nor shall be deemed to create, any relationship between Covered Entity and Business Associate other than that of the independent entities contracting with each other solely for the purpose of effecting the provisions of this Agreement. Neither of the parties hereto, nor any of their respective employees shall be construed to be the agent, employer or representative of the other.

7.	No Third Party Beneficiaries. Nothing in this Addendum or Agreement is intended to confer, nor shall anything herein confer, upon any person other than Covered Entity, Business Associate and their respective successors and assigns, any rights, remedies, obligations or liabilities whatsoever.

8.	Effect on Agreement. Except as specifically required to implement the purposes of this Addendum, or to the extent inconsistent with this Addendum, all other terms of the Agreement shall remain in full force and effect.

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9.	Interpretation. This Addendum and the Agreement shall be interpreted as broadly as necessary to implement and comply with HIPAA, HITECH, the Privacy Rule, the Security Rule, and any other applicable law relating to security and privacy of PHI. Any ambiguity in this Addendum shall be resolved in favor of a meaning that permits Covered Entity to comply with the Privacy Rule and the Security Rule.

10.	Regulatory References. A reference in this Addendum to a section in the Privacy Rule or Security Rule means the section as in effect or as amended, and for which compliance is required.

IN WITNESS WHEREOF, the parties hereto have duly executed this Addendum effective as of the Addendum Effective Date.

COVERED ENTITY:		BUSINESS ASSOCIATE:

Laboratory Corporation of America Holdings		LipoScience, Inc.

By:	/s/ Marianne Levandoski	By:	/s/ Lucy Martindale
Print Name: Marianne Levandoski		Print Name: Lucy Martindale
Title: VP, Strategic Sourcing & Procurement		Title: Chief Financial Officer

Date:	11-2-2012	Date:	9-28-2012

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Exhibit I

OPERATOR REPLACEABLE SPARE PARTS KIT

LipoScience®, Inc. shall maintain a customer replaceable spare parts kit (“Spare Parts Kit”) at LabCorp facilities that have a Vantera Clinical Analyzer. The Spare Parts Kit may include, without limitation, the following parts set forth in the table below. Ongoing forecasting and maintaining inventories of the components of any Spare Parts Kit shall be the responsibility of the LipoScience Field Service personnel.

The number of Spare Parts Kits maintained at a customer site shall be no less than [* * *].

Spare Parts Kit

Part Number	Description	Quantity
[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]

Note:	Items identified above are for reference only and should not be used for ordering components for the Spare Parts Kit as part numbers and / or contents may change.

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ATTACHMENT A

Instrument Service Fee Schedule

Account Name	City	State	Instrument	Serial #	Start Date	End Date	Annual Customer Price
[* * *]	[* * *]	[* * *]	[* * *]	8001			[* * *]

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